REGISTRATION RIGHTS AGREEMENT


           REGISTRATION RIGHTS AGREEMENT, dated as of January 6, 1997, between Procept, Inc., a Delaware corporation (the "Company"), and Furman Selz LLC (together with its permitted assignees, the "Holders").

                               W I T N E S S E T H

           WHEREAS, the Company has issued to the Holders warrants (the "Warrants") to purchase shares of the common stock, $0.01 par value per share (the "Common Stock"), of the Company (the "Warrant Shares");

           NOW, THEREFORE, in consideration of the premises and the agreements herein set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Grant of Rights.

               1.1. Demand Registration Rights.

                    1.1.1. Filing of Registration Statement. Upon the receipt of demand from the Holders of a majority of the total number of Registrable Shares (as defined below), requesting registration of Registrable Shares, then not later than 60 days after the date of such demand, the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 or Form S-3 sufficient to permit the public offering and sale of the Registrable Shares requested to be registered (together with additional Registrable Shares for which registration is requested under
Section 1.1.2) through all securities exchanges and over-the-counter markets on which the Common Stock is then traded. For the purposes of this Agreement "Registrable Shares" shall mean Warrant Shares outstanding or issuable upon the exercise of the Warrants and any such outstanding Warrant Shares or issuable Warrant Shares that either (i) are not at that time the subject of an effective registration statement filed with the Commission or previously sold pursuant to such a registration statement, (ii) are not eligible for sale under the provisions of the Commission's Rule 144 without regard to volume limitations, or
(iii) have not been previously sold in compliance with Rule 144.

                    1.1.2. Notice of Filing of Registration Statement. In the event the Company receives a demand to file a registration pursuant to Section 1.1.1, the Company shall notify each Holder not named in the demand of the proposed filing and request that each Holder notify the Company within 15 days thereafter of the number of Registrable Shares such Holder wishes the Company to register on such Holder's behalf. Each Holder shall, prior to the end of such 15 day period, request in writing that the Company register the sale of all or part of such Holder's Registrable Shares, or such Holder shall lose the right to participate in the registration under Section 1.1.1.



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               1.2. Piggyback Registration Rights.

                    1.2.1. Offer to Include Registrable Shares in Company Offering. If, at any time when Registrable Shares are outstanding, the Company shall file a registration statement (other than on Form S-4, Form S-8, or any successor form) to register shares of Common Stock for its own account with the Commission, the Company shall give all the Holders at least 45 days' prior written notice of the filing of such registration statement. Subject to Section
1.2.2 below, if requested by any Holder in writing within 30 days after receipt of any such notice, the Company shall register or qualify all or, at each Holder's option, any portion of the Registrable Shares of any Holders who shall have made such request, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Shares through the facilities of all appropriate securities exchanges and the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable.

                    1.2.2. Cutback of Participation in Company Offering. Notwithstanding Section 1.2.1 above, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Shares requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then the number of Registrable Shares held by such Holder to be included in such registration statement shall be reduced to the extent advised by such managing underwriter, provided that any such reduction shall be made pro rata among the Holders electing to participate in such registration based on the aggregate number of Registrable Shares held by each Holder electing to so participate.

               1.3. Underwriting.

                    1.3.1. Underwriting in Secondary Registration. If the Company undertakes a registration under Section 1.1, any Holder wishing to distribute the Registrable Shares which such Holder has requested to be registered in such registration by means of an underwriting, such Holder shall so advise the Company in such Holder's request to participate in such registration under Sections 1.1.1 or 1.1.2. The Holders of a majority of the Registrable Shares being offered may select one or more underwriters for the registration under Section 1.1, which selection shall be approved by the Company, which approval shall not be unreasonably withheld provided such underwriter(s) are experienced and reputable. The Company shall, together with the Holders engaged in the registration hereunder, enter into an underwriting agreement with the representative of the underwriter or underwriters selected for such underwriting in accordance with this Section 1.3.1.


                    1.3.2. Underwriting in Piggyback Registration. In the event of an underwritten registration pursuant to the provisions of Section 1.2, any Holder who requests

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to have Registrable Shares included in such registration shall enter into such custody agreements and powers of attorney as are reasonably requested by the Company and any such underwriter, and, if requested, enter into an underwriting agreement containing customary terms.

                    1.3.3. Right of Withdrawal from Underwriting. In the event of an underwritten offering under Section 1.3.1 or 1.3.2, the right of a Holder to participate in a registration hereunder shall be conditioned upon the inclusion of such Holder's Registrable Shares in such underwriting. If a Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

               1.4. Effectiveness and Expenses. The Company will use its best efforts through its officers, directors, auditors and counsel to cause any Registration Statement filed pursuant to this Section 1 to become effective as promptly as practicable. The Company shall be obligated to use its best efforts to maintain the effectiveness of such Registration Statement only until the date on which no Registrable Shares remain outstanding (the "Registration Termination Date"). The Company shall be obligated to pay all expenses (other than the fees and disbursements of counsel for the Holders and underwriting discounts, if any, payable in respect of the Registrable Shares sold by the Holders) in connection with any such registration statement.

               1.5. Blue Sky Registrations. In the event of a registration pursuant to the provisions of this Section 1, the Company shall use its best efforts to cause the Registrable Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Holders may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section
1.5 in which it is not otherwise required to qualify to do business.

               1.6. Continuing Effectiveness. Until the Registration Termination Date, the Company shall use its best efforts to keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Holders to complete the offer and sale of the Registrable Shares covered thereby.

               1.7. Copies of Registration Statement and Related Documents. In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish to each Holder a copy of the Registration Statement and of each amendment and supplement thereto (in each case, including all exhibits), and a reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the

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requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, and such other documents, as any Holder may reasonably request to facilitate the disposition of the Registrable Shares included in such registration.

               1.8. Rule 144 Eligibility. The Company agrees that until all the Registrable Shares have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, the Company shall use its best efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Shares to sell such securities under Rule 144.

            2. Indemnity.

               2.1. Company Indemnification of the Holders. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Holder, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any such person within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 2, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Shares; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, as the case may be. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

           If any action is brought against any Holder or any of its officers, directors, partners, employees, agents or counsel, or any controlling persons of such person (an "Indemnified Party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Indemnified Party or Parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 2.1) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such Indemnified Party or Parties) and payment of expenses. Such Indemnified Party or Parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such

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Indemnified Party or Parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such Indemnified Party or Parties to have charge of the defense of such action or such Indemnified Party or Parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the Indemnified Party or Parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each Indemnified Party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liability in respect of such action. The Company agrees promptly to notify the Holders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Shares or any preliminary prospectus, prospectus, registration statement or amendment or supplement thereto, or any application relating to any sale of any Registrable Shares.

               2.2. Holder Indemnification of the Company. Each Holder participating in any such registration shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed the registration statement covering Registrable Shares held by the Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Holders in Section 2.1, but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus or final prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Holder by or on behalf of such Holder expressly for inclusion in any such registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against such Holder pursuant to this Section 2.2, such Holder shall have the rights and duties given to the Company and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2.1.


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               2.3. Contribution. To provide for just and equitable
contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 2.1 or 2.2 (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Holders of the Registrable Shares included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an Indemnified Party), as a second entity, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Holders in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by such Holders, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Holders for the contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses (even if the Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations, referred to in this Section 2.3. In no case shall any Holder be responsible for a portion of the contribution obligation imposed on all Holders in excess of its pro rata share based on the number of Registrable Shares owned by it and included in such registration as compared to the number of Registrable Shares owned by all Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2.3, each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent and counsel of each such Holder or control person shall have the same rights to contribution as such Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company and its or their respective counsel shall have the same right to contribution as the Company, subject in each case to the provisions of this Section 2.3. Anything in this Section 2.3 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2.3 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

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            3. Miscellaneous.

               3.1. Termination. This Agreement shall terminate on the date on which there are no Registrable Shares outstanding.

               3.2. Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts without giving effect to principles of conflicts of law thereunder. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

               3.3. Successors and Assigns. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties; provided, however, (i) the Holder may not assign its rights hereunder other than to a Holder of Registrable Shares; and (ii) the Company may not assign its rights or delegate its duties under this Agreement. The assignment of a Warrant or the transfer of Registrable Shares in a private transaction shall be deemed to be an assignment of the rights of a Holder hereunder with respect to the Registrable Shares.

               3.4. Entire Agreement; Amendment and Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, discharged or terminated, except by a written instrument signed by the Company and the holders of fifty percent (50%) or more of the Registrable Shares; provided, however, that the effect of any such amendment will be such that all of the Holders will be treated equally. Any provision of this Agreement may be waived with respect to rights of any Holder by a written instrument executed by the holders of fifty percent (50%) or more of the Registrable Shares; provided, however, that the effect of such waiver shall be such that all of the Holders will be treated equally.

               3.5. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery, upon delivery by a nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at 840 Memorial Drive, Cambridge, Massachusetts 02139 and to a Holder at his or its address set forth in the records of the Company or at such other address as any party may designate by ten days' prior written notice to the other parties.


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               3.6. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of another party under this Agreement shall impair any such right, power or remedy of such non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default occurring thereafter; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

               3.7. Rights; Separability. Unless otherwise expressly provided in this Agreement, each Holder's rights are several rights, not rights jointly held with any of the other Holders. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               3.8. Titles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               3.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                         PROCEPT, INC.


                                         By:  /s/ Michael J. Higgins
                                         ---------------------------
                                                  Michael J. Higgins
                                                  Vice President, Finance

                                         FURMAN SELZ LLC



                                         By:  /s/ Richard A. Gumer
                                         ---------------------------
                                                  Richard A. Gumer
                                                  Managing Director


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